EXXON MOBIL CORPORATION				EXHIBIT 99.2

1Q18 INVESTOR RELATIONS DATA SUMMARY (PAGE 1 of 4)

Earnings, $M	1Q18	4Q17	3Q17	2Q17	1Q17
Upstream
United States	429	7,061	(238)	(183)	(18)
Non-U.S.	3,068	1,291	1,805	1,367	2,270
Total	3,497	8,352	1,567	1,184	2,252
Downstream
United States	319	918	391	347	292
Non-U.S.	621	646	1,141	1,038	824
Total	940	1,564	1,532	1,385	1,116
Chemical
United States	503	777	403	481	529
Non-U.S.	508	493	689	504	642
Total	1,011	1,270	1,092	985	1,171

Corporate and financing	(798)	(2,806)	(221)	(204)	(529)
Net income attributable to ExxonMobil (U.S. GAAP)	4,650	8,380	3,970	3,350	4,010

Earnings per common share (U.S. GAAP)	1.09	1.97	0.93	0.78	0.95
Earnings per common share
- assuming dilution (U.S. GAAP)	1.09	1.97	0.93	0.78	0.95

Exploration expenses, including dry holes	287	703	284	514	289

Capital and Exploration Expenditures, $M
Upstream
United States	1,248	1,158	1,098	756	704
Non-U.S.	2,511	6,457	2,077	2,030	2,415
Total	3,759	7,615	3,175	2,786	3,119
Downstream
United States	218	264	181	173	205
Non-U.S.	396	518	430	413	340
Total	614	782	611	586	545
Chemical
United States	343	389	392	414	388
Non-U.S.	122	167	1,791	121	109
Total	465	556	2,183	535	497
Other	29	46	18	18	8

Total Capital and Exploration Expenditures	4,867	8,999	5,987	3,925	4,169

Effective Income Tax Rate, %	40%	-139%	33%	31%	38%

Common Shares Outstanding, millions
At quarter end	4,234	4,239	4,237	4,237	4,237
Average - assuming dilution	4,270	4,270	4,271	4,271	4,223

Total Cash and Cash Equivalents, $B	4.1	3.2	4.3	4.0	4.9

Total Debt, $B	40.6	42.3	40.6	41.9	43.6

Cash Flow from Operations and Asset Sales, $B
Net cash provided by operating activities	8.6	7.4	7.5	6.9	8.3
Proceeds associated with asset sales	1.4	1.4	0.9	0.2	0.6
Cash flow from operations and asset sales	10.0	8.8	8.4	7.1	8.9

EXXON MOBIL CORPORATION

1Q18 INVESTOR RELATIONS DATA SUMMARY (PAGE 2 of 4)

Net production of crude oil, natural gas	1Q18	4Q17	3Q17	2Q17	1Q17
liquids, bitumen and synthetic oil, kbd
United States	523	525	500	520	513
Canada / Other Americas	427	426	423	374	421
Europe	145	155	172	195	205
Africa	376	403	441	417	433
Asia	706	690	683	710	711
Australia / Oceania	39	52	61	53	50
Total liquids production	2,216	2,251	2,280	2,269	2,333

Natural gas production available for sale, mcfd
United States	2,576	2,753	2,899	3,083	3,011
Canada / Other Americas	211	240	216	203	218
Europe	2,542	2,266	1,326	1,442	2,768
Africa	9	6	6	4	5
Asia	3,568	3,855	3,646	3,867	3,807
Australia / Oceania	1,132	1,321	1,492	1,321	1,099
Total natural gas production available for sale	10,038	10,441	9,585	9,920	10,908

Total worldwide liquids and gas production, koebd	3,889	3,991	3,878	3,922	4,151

Refinery throughput, kbd
United States	1,518	1,379	1,435	1,601	1,621
Canada	408	391	385	358	397
Europe	1,495	1,509	1,555	1,521	1,453
Asia Pacific	720	728	715	664	652
Other Non-U.S.	152	200	197	201	201
Total refinery throughput	4,293	4,207	4,287	4,345	4,324

Petroleum product sales, kbd
United States	2,128	2,209	2,209	2,187	2,155
Canada	484	501	508	494	494
Europe	1,574	1,589	1,608	1,653	1,536
Asia Pacific	795	819	746	755	708
Other Non-U.S.	451	506	471	469	502
Total petroleum product sales	5,432	5,624	5,542	5,558	5,395

Gasolines, naphthas	2,215	2,353	2,266	2,265	2,163
Heating oils, kerosene, diesel	1,828	1,878	1,836	1,850	1,833
Aviation fuels	396	393	380	383	370
Heavy fuels	346	370	372	367	380
Specialty products	647	630	688	693	649
Total petroleum product sales	5,432	5,624	5,542	5,558	5,395

Chemical prime product sales, kt
United States	2,391	2,399	2,294	2,334	2,280
Non-U.S.	4,277	4,383	4,152	3,786	3,792
Total chemical prime product sales	6,668	6,782	6,446	6,120	6,072

EXXON MOBIL CORPORATION

1Q18 INVESTOR RELATIONS DATA SUMMARY (PAGE 3 of 4)

Earnings Factor Analysis, $M	1Q18 vs. 1Q17	1Q18 vs. 4Q17
Upstream
Prior Period	2,252	8,352
Realization	1,430	640
Volume / Mix	-190	-130
Other	10	-5,370
Current Period	3,497	3,497
Downstream
Prior Period	1,116	1,564
Margin	-30	-200
Volume / Mix	-60	-40
Other	-90	-380
Current Period	940	940
Chemical
Prior Period	1,171	1,270
Margin	-270	-30
Volume / Mix	120	-30
Other	-10	-200
Current Period	1,011	1,011

Upstream Volume Factor Analysis, koebd
Prior Period	4,151	3,991
Entitlements - Net Interest	-3	-3
Entitlements - Price / Spend / Other	-70	-91
Quotas	-	-
Divestments	-53	-12
Growth / Other	-136	4
Current Period	3,889	3,889

Sources and Uses of Funds, $B	1Q18
Beginning Cash	3.2
Earnings	4.7
Depreciation	4.5
Working Capital / Other	-0.6
Proceeds Associated with Asset Sales	1.4
PP&E Adds / Investments and Advances [1]	-3.3
Shareholder Distributions	-3.3
Debt / Other Financing	-2.5
Ending Cash	4.1

1 PP&E Adds / Investments and Advances includes PP&E adds of ($3.3B)

EXXON MOBIL CORPORATION

1Q18 INVESTOR RELATIONS DATA SUMMARY (PAGE 4 of 4)

Average Realization Data	1Q18	4Q17	3Q17	2Q17	1Q17
United States
ExxonMobil
Crude ($/b)	60.07	54.12	44.75	43.58	45.93
Natural Gas ($/kcf)	2.91	2.70	2.82	2.96	2.83

Benchmarks
WTI ($/b)	62.88	55.35	48.16	48.24	51.83
ANS-WC ($/b)	67.16	61.42	52.01	50.75	53.93
Henry Hub ($/mbtu)	3.01	2.93	2.99	3.19	3.32

Non-U.S.
ExxonMobil
Crude ($/b)	57.78	55.55	47.45	44.48	47.87
Natural Gas ($/kcf)	6.70	5.77	5.26	5.26	5.57
European NG ($/kcf)	6.60	6.04	5.21	5.18	5.55

Benchmarks
Brent ($/b)	66.76	61.39	52.08	49.83	53.78

The above numbers reflect ExxonMobil’s current estimate of volumes and realizations given data available as of the end of the first quarter of 2018.  Volumes and realizations may be adjusted when full statements on joint venture operations are received from outside operators.  ExxonMobil management assumes no duty to update these estimates.